                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. __)


Filed by the Registrant                     /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        MUNICIPAL PARTNERS FUND II INC.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                        MUNICIPAL PARTNERS FUND II INC.
                 7 WORLD TRADE CENTER  NEW YORK, NEW YORK 10048

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                               September 2, 1999

To the Stockholders:

     The Annual Meeting of Stockholders (the "Meeting") of Municipal Partners Fund II Inc. (the "Fund") will be held at 7 World Trade Center, New York, New York, in the Downtown Conference Center, on Thursday, October 14, 1999, at 3:30 p.m., New York time, for the purposes of considering and voting upon the following:

          1. The election of directors (Proposal 1);

          2. The ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund for the fiscal year ending
     June 30, 2000 (Proposal 2); and

          3. Any other business that may properly come before the Meeting.

     The close of business on August 19, 1999 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.

                                         By Order of the Board of Directors,



                                         Christina T. Sydor
                                         Secretary

             TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR HOW SMALL YOUR HOLDINGS MAY BE.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                        REGISTRATION                      VALID SIGNATURE
          ----------------------------------------  ----------------------------
          CORPORATE ACCOUNTS
          ----------------------------------------
          (1) ABC Corp. ..........................  ABC Corp.
          (2) ABC Corp. ..........................  John Doe, Treasurer
          (3) ABC Corp. ..........................  John Doe
                                                    c/o John Doe, Treasurer
          (4) ABC Corp. Profit Sharing Plan ......  John Doe, Trustee

          TRUST ACCOUNTS
          ----------------------------------------
          (1) ABC Trust ..........................  Jane B. Doe, Trustee
          (2) Jane B. Doe, Trustee ...............  Jane B. Doe
                                                    u/t/d 12/28/78

          CUSTODIAL OR ESTATE ACCOUNTS
          ----------------------------------------
          (1) John B. Smith, Cust. ...............  John B. Smith
                                                    f/b/o John B. Smith, Jr.
                                                    UGMA
          (2) John B. Smith ......................  John B. Smith, Jr., Executor

                        MUNICIPAL PARTNERS FUND II INC.
                 7 WORLD TRADE CENTER  NEW YORK, NEW YORK 10048
                            ------------------------

                                PROXY STATEMENT

     This proxy statement is furnished in connection with a solicitation by the Board of Directors of Municipal Partners Fund II Inc. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund to be held at 7 World Trade Center, New York, New York in the Downtown Conference Center, on Thursday, October 14, 1999 at 3:30 p.m., New York time (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about September 2, 1999. Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of directors and FOR proposal 2. The close of business on August 19, 1999 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On August 19, 1999, there were 6,007,094 shares of the Fund's Common Stock outstanding and 900 shares of the Fund's Preferred Stock outstanding.

     In accordance with the Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund's Capital Stock entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

     Value Advisors LLC ("Value Advisors"), whose principal business address is 800 Newport Center Drive, Newport Beach, California 92660, is the Fund's investment manager. Value Advisors is a wholly-owned subsidiary of PIMCO Advisors L.P. ("PIMCO Advisors").

     Salomon Brothers Asset Management Inc ("SBAM"), whose principal business address is 7 World Trade Center, New York, New York 10048, is the Fund's investment adviser. SBAM is a direct wholly-owned subsidiary of Salomon Smith Barney Holdings Inc.

                              SUMMARY OF PROPOSALS

         PROPOSAL                         CLASS OF SHAREHOLDERS SOLICITED
                                    -------------------------------------------
1. Election of Directors
     Heath B. McLendon              Holders of Preferred Stock
     Charles F. Barber              Holders of Preferred and Common Stock
2. Ratification of Selection of     Holders of Preferred Stock and Common Stock
   Independent Accountants

                       PROPOSAL 1: ELECTION OF DIRECTORS

     In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, stockholders will be asked to elect two Class II Directors, to hold office until the year 2002 Annual Meeting of Stockholders, or thereafter when their respective successors are duly elected and qualified. The terms of office of the Class I Director and the Class III Directors expire at the Annual Meeting of Stockholders in the years 2001 and 2000, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors. Mr. McLendon has been designated as a Preferred Stock director and, accordingly, will be voted on by the holders of the Fund's Preferred Stock and Mr. Barber will be voted on by holders of the Fund's Common Stock and Preferred Stock voting together as a single class.

     The persons named in the proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees named below. Each of the nominees for election currently is a member of the Fund's Board of Directors and has previously been elected as a director by the Fund's stockholders. The nominees have indicated that they will serve if elected, but if they should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

     The following table provides information concerning the nominees for election as directors:

                                                                COMMON STOCK         PREFERRED STOCK
                                                             BENEFICIALLY OWNED,   BENEFICIALLY OWNED,
                                                                 DIRECTLY OR           DIRECTLY OR
                                                               INDIRECTLY, ON        INDIRECTLY, ON
                                                                JUNE 30, 1999         JUNE 30, 1999
    NOMINEES AND PRINCIPAL OCCUPATIONS      DIRECTOR         -------------------   -------------------
        DURING THE PAST FIVE YEARS          SINCE      AGE        SHARES(A)             SHARES(A)
------------------------------------------  --------   ----  -------------------   -------------------
NOMINEES TO SERVE UNTIL 2002 ANNUAL MEETING
     OF STOCKHOLDERS
CLASS II DIRECTORS
Charles F. Barber, Member of Audit           1993       82         1,000                  0
     Committee; Consultant; formerly
     Chairman of the Board, ASARCO
     Incorporated.
Heath B. McLendon*, Co-Chairman; Managing    1998       66           103                  0
     Director, Salomon Smith Barney Inc.,
     President and Director, SSBC and
     Travelers Investment Adviser, Inc.;
     Chairman of Smith Barney Strategy
     Advisers Inc. Prior to July 1993,
     Senior Executive Vice President of
     Shearson Lehman Brothers Inc., Vice
     Chairman of Shearson Asset
     Management.

                                                   (footnotes on following page)

     The following table provides information concerning the remaining directors of the Fund:

                                                                COMMON STOCK         PREFERRED STOCK
                                                             BENEFICIALLY OWNED,   BENEFICIALLY OWNED,
                                                                 DIRECTLY OR           DIRECTLY OR
                                                               INDIRECTLY, ON        INDIRECTLY, ON
                                                                JUNE 30, 1998         JUNE 30, 1998
   DIRECTORS AND PRINCIPAL OCCUPATIONS      DIRECTOR         -------------------   -------------------
        DURING THE PAST FIVE YEARS          SINCE      AGE        SHARES(A)            SHARES(A)
------------------------------------------  --------   ----  -------------------   -------------------
DIRECTORS SERVING UNTIL THE YEAR 2000 ANNUAL MEETING
     OF STOCKHOLDERS
CLASS III DIRECTORS
William D. Cvengros*, Co-Chairman; Chief     1997       50           0                    0
     Executive Officer, President and
     Member of the Board of Value Advisors
     and Chief Executive Officer and
     President of PIMCO Advisors.
Robert L. Rosen, Member of Audit             1993       52           0                    0
     Committee; Managing General Partner,
     RLR Partners L.L.C. (general partner
     of private investment firm); formerly
     Chairman, Damon Corporation
     (1989-1993).


                                                                COMMON STOCK         PREFERRED STOCK
                                                             BENEFICIALLY OWNED,   BENEFICIALLY OWNED,
                                                                 DIRECTLY OR           DIRECTLY OR
                                                               INDIRECTLY, ON        INDIRECTLY, ON
                                                                JUNE 30, 1999         JUNE 30, 1999
    NOMINEES AND PRINCIPAL OCCUPATIONS      DIRECTOR         -------------------   -------------------
        DURING THE PAST FIVE YEARS          SINCE      AGE        SHARES(A)            SHARES(A)
------------------------------------------  --------   ----  -------------------   -------------------

DIRECTORS SERVING UNTIL THE YEAR 2001 ANNUAL MEETING
     OF STOCKHOLDERS
CLASS I DIRECTOR
Dr. Riordan Roett, Member of Audit           1997       60           0                    0
     Committee; Professor and Director,
     Latin American Studies Program, Paul
     H. Nitze School of Advanced
     International Studies, The Johns
     Hopkins University.

------------------
    * "Interested person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act").
    (A) The holdings of no director represented more than 1% of the outstanding shares of the Fund's Common and Preferred Stock as of June 30, 1999. Each director has sole voting and investment power with respect to the listed shares.

     In addition to serving as Directors of the Fund, the nominees and each of the directors also serve as directors of certain other U.S.-registered investment companies, as described below. Mr. McLendon also serves as a director for five other investment companies co-advised by Value Advisors and SBAM, ten other investment companies solely advised by SBAM, forty-two investment companies managed and/or administered by SSBC Fund Management Inc. ("SSBC"), six investment companies advised by Travelers Investment Management Company and seven investment companies managed by Travelers Asset Management International Corporation. Mr. Barber also serves as a director of fifteen other investment companies advised by SBAM, two other investment companies advised by Advantage Advisers, Inc. and two other investment companies advised by CIBC Oppenheimer Advisors, L.L.C. ("CIBC"). Mr. Cvengros also serves as a director for five other investment companies co-advised by Value Advisors and SBAM. Dr. Roett also serves as a director for five investment companies co-advised by Value

Advisors and SBAM and four other investment companies solely advised by SBAM. Mr. Rosen also serves as a director for one other investment company co-advised by Value Advisors and SBAM and one other investment company advised by both Value Advisors and Op Cap Advisors.

     At June 30, 1999, directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund's Capital Stock. To the knowledge of management, no person owned of record, or owned beneficially, more than 5% of the Fund's shares of Capital Stock outstanding at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 5,414,048 shares, equal to approximately 90% of the outstanding shares of the Fund's Capital Stock.

     The Fund's executive officers are chosen each year at the first meeting of the Fund's Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. In addition to Messrs. Cvengros and McLendon, the present executive officers of the Fund are:

                                                         OFFICER
       NAME                    OFFICE             AGE     SINCE
------------------    ------------------------    ---    -------
Stephen J.            President                   52      1997
Treadway
Robert E. Amadeo      Executive Vice President    34      1999
Newton B. Schott,     Executive Vice President    56      1997
Jr.
Lewis E. Daidone      Executive Vice President    41      1998
                      and Treasurer
Christina T. Sydor    Secretary                   46      1998

     Mr. Treadway has also served as an Executive Vice President of PIMCO Advisors and as Chairman and President of PIMCO Funds Distributors LLC ("PFD") and its predecessor since May 1996 and as an Executive Vice President of Value Advisors since November 1997. Prior to May 1996, Mr. Treadway was employed by Salomon Smith Barney Inc. ("SSB") for more than 18 years, serving in various senior officer positions. Mr. Schott has also served as Senior Vice President of Value Advisors since January, 1997. He also currently serves as the Executive Vice President, Chief Administrative Officer, Secretary, and General Counsel to PFD and has held such positions or other senior officer positions in PFD since May, 1990. From November 1994 to December 1996, Mr. Schott served as Senior Vice President-Legal and Secretary to PIMCO Advisors, PFD's parent company. In addition, since November 1994, Mr. Schott has served as Secretary and General Counsel for Columbus Circle Investors. Mr. Amadeo joined SSB in October 1988. He also serves as Vice President of SBAM and SSB since January 1996. Mr. Daidone also serves as a Managing Director of SSB since 1990. He is Director and Senior Vice President of SSBC and Travelers Investment Adviser, Inc., and is the Senior Vice President, Treasurer and Chief Financial Officer of its mutual fund complex. Ms. Sydor joined SSB in 1986 and is currently a Managing Director of SSB. She is General Counsel of SSBC and Travelers Investment Advisers, Inc., and also is Secretary of the investment companies sponsored by SSB.

     The Fund's Audit Committee is composed of Messrs. Barber, Rosen and Roett. The principal functions of the Audit Committee are: (i) to recommend to the Board the appointment of the Fund's independent accountants; (ii) to review with the independent accountants the scope and anticipated cost of their audit; and
(iii) to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee met once during the fiscal year ended June 30, 1998. The Fund has no nominating or compensation committees.

     During the fiscal year ended June 30, 1999, the Fund's Board of Directors met seven times. Each director attended at least 75% of the aggregate number of meetings of the Board and the committee for which he was eligible, except Mr. Rosen.

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to directors by the Fund, as well as by the various other investment companies advised by Value Advisors and/or SBAM. The following table provides information concerning the compensation paid during the fiscal year ended
June 30, 1999. Each of the directors listed below is a member of the Audit Committee of the Fund and audit and other committees of certain other investment companies advised by Value Advisors and/or SBAM, and accordingly, the amounts provided in the table include compensation for service on such committees. The Fund does not provide any pension or retirement benefits to directors. In addition, no remuneration was paid during the fiscal year ended June 30, 1999 by the Fund to Messrs. Cvengros and McLendon, who are "interested persons," as defined in the 1940 Act.

                                                                                TOTAL COMPENSATION FROM FUND AND OTHER
                                                                                     FUNDS ADVISED BY SBAM AND ITS
                                        AGGREGATE COMPENSATION FROM THE FUND       AFFILIATES FOR CALENDAR YEAR ENDED
          NAME OF DIRECTORS                 FOR FISCAL YEAR ENDED 6/30/99                     12/31/98
--------------------------------------  --------------------------------------  --------------------------------------
                                                                                           DIRECTORSHIPS(A)
Charles F. Barber.....................                $7,800.00                              $165,565.00
Robert L. Rosen.......................                 7,800.00                               14,900.00
Dr. Riordan Roett.....................                 7,100.00                               94,148.00

------------------

(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.

** In addition, Mr. Barber received $19,250 in deferred compensation from six investment companies by an affiliate of SBAM.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than ten percent of the Fund's Capital Stock, Value Advisors and SBAM, and their respective directors and officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that all relevant persons have complied with applicable filing requirements during the fiscal year ended
June 30, 1999.

REQUIRED VOTE

     The nominees for Director are elected by a plurality of the votes cast by the holders of shares of Preferred Stock voting as a single class, present in person or represented by proxy at a meeting at which a quorum is present. For purposes of the election of directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors.

     THE DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR.

        PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors of the Fund has selected PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ending June 30, 2000. The appointment of independent accountants is approved annually by the Board of Directors and is subsequently submitted to the stockholders for ratification. The Fund has been advised by PricewaterhouseCoopers LLP that at June 30, 2000, neither that firm nor any of its partners had any direct or material indirect financial interest in the Fund. A representative of PricewaterhouseCoopers LLP will be available at the Meeting to answer questions concerning the audit of the Fund's financial statements and will have an opportunity to make a statement if he chooses to do so.

REQUIRED VOTE

     Ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants requires the affirmative vote of the holders of a majority of the votes cast by holders of shares of the Fund's Common Stock and Preferred Stock, voting together as a single class, present in person or represented by proxy at a meeting at which a quorum is present. For purposes of this proposal, abstentions and broker non-votes will not be considered to be votes cast for the foregoing purpose.

     THE DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS.

                   PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 2000 must be received by the Fund for inclusion in the Fund's proxy statement relating to that meeting no later than June 14, 2000. Pursuant to the Fund's By-Laws, all other proposals to be presented at the Fund's 2000 Annual Meeting of Stockholders must be delivered in writing to the Secretary of the Fund during the thirty-day period from July 14, 2000 to August 14, 2000.

                               OTHER INFORMATION

     The Fund's Annual Report containing financial statements for the fiscal year ended June 30, 1999 is available, free of charge, by writing to the Fund c/o Salomon Brothers Asset Management Inc at the address listed on the front cover, or by calling toll-free 1-888-777-0102.

                         EXPENSES OF PROXY SOLICITATION

     The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of SBAM, Value Advisers or their affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection.

                                 OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

September 2, 1999

                      [This page intentionally left blank]

                      [This page intentionally left blank]

/X/      PLEASE MARK VOTES
         AS IN THIS EXAMPLE

         -------------------------------------------------------------
                         MUNICIPAL PARTNERS FUND II INC.
         -------------------------------------------------------------
                                  COMMON STOCK

                       THE BOARD OF DIRECTORS RECOMMENDS
                          A VOTE "FOR" ITEMS 1 AND 2.

CONTROL NUMBER:


Please be sure to sign and date this Proxy.        Date
                                                       ------------

-------------------------------------------        -----------------------------
         Stockholder sign here                      Co-owner sign here

1. The election of one director to the Board of Directors, to hold office until his successor is duly elected and qualified, to serve until 2000 Annual Meeting.

                                                                                                 With-
                                                                                For               hold

                  Charles F. Barber                                             /  /             /  /


2.   The ratification of the selection of PricewaterhouseCoopers LLP as the     For         Against      Abstain
     Fund's independent accountants for the fiscal year ending June 30, 2000.


                                                                                /  /        /   /          /   /

     The proxies are authorized to vote in their discretion on any other business as may properly come before the meeting or any adjournments thereof.


     Mark box at right if you plan to attend the meeting.                                  / /

     Mark box at right if an address change or comment has been
     noted on the reverse side of this card.                                               / /

     RECORD DATE SHARES:

COMMON STOCK                                                        COMMON STOCK

                         MUNICIPAL PARTNERS FUND II INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                ANNUAL MEETING OF STOCKHOLDERS - OCTOBER 14, 1999

The undersigned hereby appoints Heath B. McLendon, Lewis E. Daldone and Robert
A. Vegliante, and each of them, the proxies for the undersigned, with full power of substitution and revocation to each of them, to represent and to vote all shares of Common Stock of Municipal Partners Fund II Inc. (the "Fund"), which the undersigned is entitled to receive, and to vote proxies at the Annual Meeting of Stockholders of the Fund to be held at 7 World Trade Center, New York, New York, on October 14, 1999, and at any adjournments thereof.

This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR Item 2 listed on the reverse side.

--------------------------------------------------------------------------------
                PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN
                       PROMPTLY IN THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

----------------------------------          ------------------------------------

----------------------------------          ------------------------------------

----------------------------------          ------------------------------------

/X/      PLEASE MARK VOTES
         AS IN THIS EXAMPLE

         -------------------------------------------------------------
                         MUNICIPAL PARTNERS FUND II INC.
         -------------------------------------------------------------
                                 PREFERRED STOCK

                       THE BOARD OF DIRECTORS RECOMMENDS
                          A VOTE "FOR" ITEMS 1 AND 2.

CONTROL NUMBER:

Please be sure to sign and date this Proxy.               Date
                                                              ----------

--------------------------------------        ----------------------------------
         Stockholder sign here                     Co-owner sign here

1. The election of two directors to the Board of Directors, to hold office until successors are duly elected and qualified, to serve until 2000 and 2002 Annual Meetings, respectively.



                                                                                          With-      For All
                                                                                For       hold        Except

                  Heath B. McLendon                                             /   /     /   /       /   /
                  Charles F. Barber

     NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name of the nominee in the list above.

2.   The ratification of the selection of PricewaterhouseCoopers LLP as the     For       Against      Abstain
     Fund's independent accountants for the fiscal year ending June 30, 2000.
                                                                                /   /      /   /        /  /


     The proxies are authorized to vote in their discretion on any other business as may properly come before the meeting or any adjournments thereof.

     Mark box at right if you plan to attend the meeting.                              /  /

     Mark box at right if an address change or comment has been
     noted on the reverse side of this card.                                           /  /

     RECORD DATE SHARES:

PREFERRED  STOCK                                                 PREFERRED STOCK

                         MUNICIPAL PARTNERS FUND II INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                ANNUAL MEETING OF STOCKHOLDERS - OCTOBER 14, 1999

The undersigned hereby appoints Heath B. McLendon, Lewis E. Daldone and Robert
A. Vegliante, and each of them, the proxies for the undersigned, with full power of substitution and revocation to each of them, to represent and to vote all shares of Common Stock of Municipal Partners Fund II Inc. (the "Fund"), which the undersigned is entitled to receive, and to vote proxies at the Annual Meeting of Stockholders of the Fund to be held at 7 World Trade Center, New York, New York, on October 14, 1999, and at any adjournments thereof.

This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR Item 2 listed on the reverse side.

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                PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN
                       PROMPTLY IN THE ENCLOSED ENVELOPE.
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Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
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HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

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